Filed pursuant to Rule 497(e)
Registration Nos. 333- 198731; 811- 22997

Supplement dated June 8, 2015 to
the Prospectus and Statement of Additional Information
dated December 15, 2014
for Oaktree High Yield Bond Fund, a series of Oaktree Funds

Effective May 1, 2015, David Rosenberg became a Co-Portfolio Manager for Oaktree High Yield Bond Fund.  Accordingly, the following information supplements information in the Prospectus and Statement of Additional Information.

Prospectus

David Rosenberg, Co-Portfolio Manager since May 1, 2015.

Mr. Rosenberg serves as co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies.  He joined Oaktree in 2004 following graduation from the University of Southern California with an M.B.A. in Business Administration.  Before attending graduate school, Mr. Rosenberg served as an associate in the Franchise Systems Finance Group at JP Morgan.  Prior experience includes internships at National Westminster Bank, Ernst & Young, LLP, and Kayne Anderson Private Investors.  Mr. Rosenberg also holds an M.P.A. in Professional Accounting with a concentration in Finance and a B.A. degree in Business Administration from the University of Texas at Austin.  He is a Certified Public Accountant (inactive).

Statement of Additional Information

Portfolio Managers

Other Accounts Managed by Portfolio Managers.  The table below identifies information for David Rosenberg, as of March 31, 2015, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.    Asset amounts are approximate and have been rounded.

Fund and Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts*	Number of Accounts	Total Assets in the Accounts*	Number of Accounts	Total Assets in the Accounts*
David Rosenberg	3	$758	6	$4,600	57	$15,325
* In millions.

The following represents accounts managed by David Rosenberg with performance-based fees as of March 31, 2015:

Fund and Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts*	Number of Accounts	Total Assets in the Accounts*	Number of Accounts	Total Assets in the Accounts*
David Rosenberg	0	$0	0	$0	1	$494

* In millions.

Securities Owned in the Fund by the Portfolio Managers – High Yield Bond Fund

As of the date of this SAI, Mr. Rosenberg does not beneficially own any shares of the Funds.

Compensation Structure and Methods

The compensation structure of the portfolio managers is determined by Oaktree in accordance with its own internal policies, which are summarized below.  Sheldon Stone is a Principal of Oaktree and is compensated solely by virtue of his ownership interests in an Oaktree affiliate.  Shannon Ward and David Rosenberg’s salary (like other officers at the firm), is capped so that a significant portion of their compensation is derived from their bonuses, which is a function of the firm’s profitability and their responsibilities and performance, and equity participation as two of the most senior employees.  The respective portfolio manager’s compensation is not specifically dependent on the performance of Oaktree High Yield Bond Fund, on an absolute basis or relative to a specific benchmark.  The portfolio manager is not compensated based on the growth of the Oaktree High Yield Bond Fund’s, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability.  The portfolio managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

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Please retain this supplement for future reference.